Munich Re and FingerMotion’s Insurtech Subsidiary Form a
Collaborative Research Alliance to Advance Life & Health Insurance
Transformation

NEW YORK, NY December 6, 2021 (ACCESSWIRE) — FingerMotion, Inc. (“FingerMotion” or the “Company”) (OTCQX: FNGR), a mobile data and services company, is pleased to announce that its subsidiary, Shanghai JiuGe Information Technology Co., Ltd. (“JiuGe Technology”) and Munich Re, a large global reinsurer, formed a collaborative research alliance in extending behavioral analytics to enhance understanding of morbidity and behavioral patterns in the China market, with the goal of creating value for both insurers and the end insurance consumers through better technology, product offerings and customer experience. JiuGe Technology’s proprietary technology platform called “Sapientus”, a provider of behavior intelligence specialized in insurance, is the Analytic Innovation Development arm of FingerMotion. Through knowledge exchange among the joint team’s domain experts in insurance, actuarial and data science, the two parties set out to push the envelope of innovation and achieve previously unattainable insights through mining of behavioral patterns and distinctive features with linkages to key risk drivers and product economics, focusing on life and health insurance.

The exclusive collaboration combines the deep market knowledge and experience of Munich Re and Sapientus’ capabilities in systematizing and dissecting a wide and heterogeneous variety of data with the aim of extracting insights to drive better claim management decisions and increase underwriting efficacy, as well as discern potential behavioral shifts and risk tendencies. Adopting a multifaceted analytic approach, Munich Re and Sapientus look to jointly explore new angles on morbidity & behavioral pattern studies, including the identification of novel predicting factors and development of cluster models to discern categorical cohorts with specific propensities or of particular interest in the context of insurance, such as healthcare access and utilization patterns.

This initial step marks the beginning of a journey to be embarked together between Munich Re and Sapientus, leveraging both parties’ extensive industry experience and technical expertise to make practical use of behavioral analytics in the areas of customer profiling, risk assessment and product customization. Operating on Sapientus’ proprietary behavioral analytics platform powered by a diverse and expansive dataset and advanced modeling capabilities, driven by guidance and feedback from Munich Re on methodologies, direction and outcome of the study, this collaborative effort could facilitate more refined customer segmentation and preferred risk selection, as well as more intelligent claims and fraud management solutions with game-changing implications for Munich Re’s insurer clients and the wider industry in the near future.

“Joining forces with FingerMotion’s Sapientus division in this collaborative research study adds yet another dimension to Munich Re’s overall digital transformation agenda. It is imperative that we continue to innovate and better our practices and products in serving our customers. Data analytics and tech innovations are the key ingredients and enabling tools that support us in our drive forward, generating more intelligent insurance solutions for our insurer partners and end consumers. Combining our joint creative and analytic talent, as well as deep bench knowledge and experience from the Sapientus and Munich Re teams, we are confident we will be able to stay ahead of the curve in this digital era and inject new perspectives valuable to the China insurance market”. says Eric Zhao, Munich Re China’s General Manager of Life & Health.

“We are very excited to work with a world-renowned partner in insurance”, said Martin Shen, CEO of FingerMotion, Inc. “Today’s news sets the stage for a longer-term strategic mission to reinvent the way we provide insurance to customers in the future and transform the overall industry. The trends in the market are clear - consumers demand an efficient insurance experience, both in terms of the application and claims process as well as product features and pricing. With our collaboration with Munich Re, we look forward to engaging and collectively innovating with insurers to uncover latent behavioral factors and the many possibilities of behavioral analytics for expanding the boundaries of product innovations, risk management and digital transformations. All the vital elements are in place. With our distribution platform that enables wide-scale marketing throughout China, a growing network of partners and ongoing accumulation of increasing data points and observations will further strengthen our analytic power and extend our reach, enabling us to aid in the industry’s effort to better stratify risks and contain moral hazard, ultimately augmenting the efficiency of the overall insurance system.”

About Munich Re

Munich Re is one of the world’s leading providers of reinsurance, primary insurance and insurance-related risk solutions. The group consists of the reinsurance and ERGO business segments, as well as the capital investment company MEAG. Munich Re is globally active and operates in all lines of the insurance business. Since it was founded in 1880, Munich Re has been known for its unrivalled risk-related expertise and its sound financial position. It offers customers financial protection when faced with exceptional levels of damage – from the 1906 San Francisco earthquake to the 2017 Atlantic hurricane season and the California wildfires in 2018. Munich Re possesses outstanding innovative strength, which enables it to also provide coverage for extraordinary risks such as rocket launches, renewable energies, cyberattacks, or pandemics. The company is playing a key role in driving forward the digital transformation of the insurance industry, and in doing so has further expanded its ability to assess risks and the range of services that it offers. Its tailor-made solutions and close proximity to its customers make Munich Re one of the world’s most sought-after risk partners for businesses, institutions, and private individuals.

About FingerMotion, Inc.

FingerMotion is an evolving technology company with a core competency in mobile payment and recharge platform solutions in China. It is one of only a few companies in China with access to wholesale rechargeable minutes from China’s largest mobile phone providers that can be resold to consumers. As the user base of its primary business continues to grow, the Company is developing additional value-added technologies to market to its users. The vision of the Company is to rapidly grow the user base through organic means and have this growth develop into an ecosystem of users with high engagement rates utilizing its innovative applications. Developing a highly engaged ecosystem of users would strategically position the Company to onboard larger customer bases. FingerMotion eventually hopes to serve over 1 billion users in the China market and eventually expand the model to other regional markets.

For further information e-mail: info@fingermotion.com

718-269-3366

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